Deferred revenue	12 Months Ended
Dec. 31, 2019
Deferred revenue
Deferred revenue

Note 23 – Deferred revenue

The Group has recognized the following liabilities related to contracts with customers.

DKK thousand	2019	2018

Deferred revenues at January 1	0	0
Customer payment received	177,315	0
Revenue recognized during the year	(37,425)	0
Total deferred revenue	139,890	0

Non-current deferred revenue	83,639	0
Current deferred revenue	56,251	0
	139,890	0

Deferred revenue occurred in connection with the agreement with Alexion Pharmaceuticals, Inc. as disclosed in Note 2. An up-front payment of USD 25 million (DKK 177.3 million) was received of which DKK 37.4 million has been recognized during 2019.

Management expects that approx. DKK 56 million of the up-front payment received will be recognized as revenue during 2020. The remaining payment is expected to be recognized during 2021 and 2022 according to the progress of the development project.